UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  May 26, 2005
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                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                000-10436                    25-1324733
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(State or other jurisdiction      (Commission                (I.R.S. Employer
       of incorporation)          File Number)              Identification No.)

   415 Holiday Drive, Pittsburgh, Pennsylvania                     15220
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    (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
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                                      None
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

              a.  Grand Island, Nebraska Lease
                  On May 26, 2005 the Company's wholly owned subsidiary, CXT Incorporated ("CXT"), signed a lease with the Union Pacific Railroad Company (the "Railroad") under which CXT leases real estate at Grand Island, Nebraska (the "Grand Island Lease"). The lease is coterminous with the term of the Purchase Agreement between the Railroad and CXT, which covers the manufacture and production of concrete rail ties for the Railroad (the "Purchase Agreement"); the Grand Island Lease, therefore has an initial term extending to December 31, 2009. The lease is deemed to have commenced on January 1, 2005. Annual rent is $16,536, increased by 3% annually, cumulative and compounded.

              b.  Tucson, Arizona Lease

                  On May 26, 2005, CXT signed a lease with the Railroad under which CXT shall lease real estate at Tucson, Arizona (the "Tucson Lease"). The lease is coterminous with the Purchase Agreement and is deemed to have commenced on January 1, 2005; the Tucson Lease, therefore, has an initial term extending to December 31, 2012. Annual rent is $16,080, increased by 3% annually, cumulative and compounded.


Registrant will file the Grand Island Lease and the Tucson Lease as Exhibits to its quarterly report on Form 10-Q for the quarter ending June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. Foster Company
                                            (Registrant)


Date May 31, 2005
                                           /s/ David J. Russo
                                           -----------------------
                                           David J. Russo
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer